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                                                                    EXHIBIT 10.4



                                    FORM OF
                              CORVIS CORPORATION
                         EMPLOYEE STOCK PURCHASE PLAN
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                              CORVIS CORPORATION
                         EMPLOYEE STOCK PURCHASE PLAN
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     1.   Purpose; Effective Date.  The Corvis Corporation Employee Stock
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Purchase Plan has been established to provide employees of Corvis Corporation
("Corvis") and its Participating Subsidiaries (as defined below) with an opportunity to become owners of Corvis through the purchase of shares of Corvis' common stock ("Stock"). For purposes of the Plan, the term "Participating Subsidiary" means any corporation in which Corvis has, either directly or indirectly, at least a 50 percent ownership interest and which has been designated by Corvis as a Participating Subsidiary. It is intended that the Plan, and all rights granted hereunder, will meet the requirements of an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan, in all respects, shall be interpreted and construed so as to be consistent with such requirements. The Plan shall be effective as of the date of the final prospectus relating to the initial public offering of the Stock (the "Effective Date") and shall remain in effect until all shares reserved for issuance hereunder have been issued or until the Plan is otherwise terminated in accordance with the provisions of
Section 10 hereof.

     2.   Administration by Committee; Authority. The Plan shall be administered
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by the Compensation Committee of Corvis' Board of Directors (the "Committee").
Subject to the terms and conditions of the Plan, the Committee shall have the authority to (a) manage and control the operation of the Plan; (b) conclusively interpret and construe the provisions of the Plan, and prescribe, amend and rescind rules, regulations and procedures relating to the Plan; (c) correct any defect or omission and reconcile any inconsistency in the Plan; and (d) make all other determinations and take all other actions as it deems necessary or desirable for the implementation and administration of the Plan. The determination of the Committee on matters within its authority shall be conclusive and binding on Corvis, the Participating Subsidiaries and all other persons.

     3.   Participation.  Subject to the terms and conditions of the Plan, each
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regular, full-time or part-time employee of Corvis and the Participating
Subsidiaries who regularly works more than 20 hours per week shall be eligible to participate in the Plan for an Offering Period (as defined below) if, as of the first day of the Offering Period, he is employed by Corvis or a Participating Subsidiary. For purposes of the Plan, an "Offering Period" means
(1) the period beginning on the Effective Date ending on the June 30 or December 31 which is nearest to the 24 month anniversary of the Effective Date (but not more than 27 months after the Effective Date), (2) the six month period beginning on the first January 1 or July 1 next following the Effective Date and ending on the next following June 30 or December 31, as applicable, and (3) the six month period commencing on the first July 1 or January 1, as applicable, immediately following the last day of the Offering Period described in paragraph
(2) and ending on the next following June 30 or December 31, as applicable, and each six month period thereafter. An employee who is eligible to participate in the Plan for an Offering Period may elect to become a "Participant" in the Plan for that Offering Period by completing and filing with Corvis, or its designee, an "Election Form" which authorizes payroll deductions from the Participant's pay. Subject to the
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terms and conditions of the Plan, deductions pursuant to a Participant's
Election Form shall commence with the first payroll period ending after the first day of the Offering Period, shall continue until the Participant terminates participation in the Plan in accordance herewith or until the Plan is terminated, whichever occurs first, and shall be credited to his Plan Account (as described in paragraph 6(d)). An eligible employee may participate in the Plan only through payroll deductions. Other contributions will not be accepted. All Election Forms shall be filed in accordance with uniform and nondiscriminatory rules established by the Committee.

     4.   Shares Subject to Plan.
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     (a)  Number of Shares Reserved. The shares of Stock which may be issued
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          under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by Corvis as treasury shares, including shares purchased in the open market or in private transactions. Subject to the provisions of paragraph 4(c), the number of shares of Stock which may be issued under the Plan during any calendar year shall not exceed 2,000,000 shares, provided however, that total number of shares of Stock which may be issued under the Plan during the term of the Plan may not exceed 10,000,000 in the aggregate.

     (b)  Reusage of Shares.  In the event of the expiration, withdrawal or
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          other cancellation of an Option (as defined in Section 5) under the
          Plan, the number of shares of Stock that were subject to the Option but not delivered shall again be available for issuance under the Plan.

     (c)  Adjustments to Shares Reserved. In the event of any transaction
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          involving Corvis (including, without limitation, any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, extraordinary cash dividend, stock split, reverse stock split, combination, exchange or other distribution with respect to shares of Stock or other change in the corporate structure or capitalization affecting the Stock), the Committee may make adjustments to Options under the Plan to preserve the benefits or potential benefits of the Options. Action by the Committee may include
          (i) adjustment of the number and kind of shares which are or may be subject to Options under the Plan (ii) adjustment of the number and kind of shares subject to outstanding Options under the Plan, (iii) adjustment to the exercise price of outstanding Options under the Plan, and (iv) any other adjustments that the Committee determines to be equitable.

     (d)  Insufficient Shares.  If, on an Exercise Date (as defined in paragraph
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          8(a)), Participants in the aggregate have outstanding Options to purchase more shares of Stock than are then available for purchase under the Plan, each Participant shall be eligible to purchase a reduced number of shares of Stock on a pro rata basis and any excess payroll deductions shall be returned to such Participants, without interest, all as provided by uniform and nondiscriminatory rules adopted by the Committee.

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     5.   Grant of Options.  As of the first day of each Offering Period (the
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"Grant Date"), each employee who is a Participant for such Offering Period shall be deemed to have been granted an "Option" under the Plan; provided, however, that:

     (a) no Participant shall be granted an Option to purchase shares of Stock on any Grant Date if such Participant, immediately after the Option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of Corvis or any subsidiary of Corvis (determined in accordance with section 424(f) of the Code (each a "Subsidiary")); and

     (b) no Participant may purchase under the Plan (or any other employee stock purchase plan of Corvis or any Subsidiary) more than $25,000 of Fair Market Value (as defined in paragraph 9(h)) of shares of Stock (determined at the Grant Date) for each calendar year.

The provisions of paragraph 5(b) shall be interpreted in accordance with section 423(b)(8) of the Code. For purposes of this Section 5, the rules of section 424(d) of the Code shall apply in determining the stock ownership of an individual, and Stock which the Participant may purchase under outstanding Options shall be treated as Stock owned by the Participant.

     6.   Payroll Deductions.
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     (a)  Source and Amount of Payroll Deductions. Payroll deductions shall be
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          made from the Base Earnings (as defined in paragraph 6(e)) paid to each Participant for each payroll period in such amounts as the Participant shall authorize in his Election Form. Subject to the provisions of Section 5, the Committee may, from time to time, establish uniform and nondiscriminatory minimum and maximum payroll deductions for any period. Unless otherwise specified by the Committee, payroll deductions for any payroll period must be made in whole percentage increments and may not exceed 15% of the Participant's Base Earnings for that payroll period.

     (b)  Insufficient Pay. If a Participant's Base Earnings are insufficient in
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          any payroll period to allow the entire payroll deduction contemplated under the Plan, no deduction will be made for such payroll period. Payroll deductions will resume with the next payroll period in which the Participant has Base Earnings sufficient to allow for the deductions. Payroll deductions under the Plan shall be made in any payroll period only after other withholdings, deductions, garnishments and the like have been made, and only if the remaining Base Earnings are sufficient to allow the entire payroll deduction contemplated.

     (c)  Changes to Deductions.  Subject to any minimum and maximum deductions
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          established by the Committee and the terms and conditions of the Plan,
          a

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          Participant may change the amount of his payroll deduction for any payroll period occurring within an Offering Period (but not retroactively and not more than twice during any Offering Period) by filing a new Election Form with Corvis or its designated recordkeeper in accordance with uniform and nondiscriminatory rules established by the Committee. Any change to payroll deductions for an Offering Period shall be implemented as soon as administratively feasible.

     (d)  Plan Accounts.  The Committee shall cause a separate bookkeeping
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          account (a "Plan Account") to be maintained for each Participant, which Plan Account will reflect the accumulated payroll deductions made on behalf of the Participant from time to time, reduced for any distributions from such Plan Account pursuant to the provisions of the Plan.

     (e)  Base Earnings. For purposes of the Plan, the term "Base Earnings" for
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          any period shall have the usual meaning given to that term by Corvis from time to time which are payable to a Participant for that period.

     7.   Termination of Participation.
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     (a)  Voluntary Termination.  A Participant, at any time and for any reason,
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          may voluntarily terminate participation in the Plan by written notification of withdrawal delivered to the appropriate payroll office at least 10 business days (or such other period provided by the Committee) before the next payroll period.

     (b)  Automatic Termination.  Except as provided in paragraphs (c) or (d), a
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          Participant's participation in the Plan shall be automatically terminated immediately upon termination of his employment with Corvis and the Participating Subsidiaries for any reason.

     (c)  Special Rule for Death.  Notwithstanding the provisions of paragraph
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          (b) if a Participant's termination of employment with Corvis and the
          Participating Subsidiaries occurs on account of death, the Participant's beneficiary may elect to continue to participate in the Plan (but only to the extent of the Participant's Plan Account balance as of the date of his death) through the Exercise Date coincident with or next following the Participant's death, at which time the Participant's participation in the Plan shall automatically terminate. Any election pursuant to the preceding sentence must be made within 30 days after the Participant's death; provided, however, that if the Participant's death occurs less than 30 days prior to the next Exercise Date, the beneficiary's election must be made no later than the Exercise Date coincident with or next following the Participant's death. If the beneficiary does not elect to continue participation in the Plan pursuant to the foregoing provisions of this paragraph (c), the Participant's participation in the Plan will be deemed to have terminated as of the date of his death and any

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          existing account balance will be refunded to the beneficiary in cash without interest.

     (d)  Special Rule for Retirement.  Notwithstanding the provisions of
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          paragraph (b), if a Participant's termination of employment with
          Corvis and the Participating Subsidiaries occurs on account of Retirement (as defined below) within three months prior to an Exercise Date, the Participant may elect to continue to participate in the Plan (but only to the extent of his Plan Account balance as of the date of his Retirement) through the Exercise Date coincident with or next following his Retirement, at which time the Participant's participation in the Plan shall automatically terminate. For purposes of the Plan, the term "Retirement" means the Participant's termination of employment with Corvis and the Participating Subsidiaries on or after the Participant attains age 65. A Participant will be deemed to have elected to continue participation in accordance with this paragraph (d) if, as of the Exercise Date coincident with or next following his Retirement, he has not given notice of his cessation of Plan participation in accordance with the terms of the Plan.

     (e)  Effect of Termination.  In the event a Participant's participation
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          in the Plan is terminated for any reason, payroll deductions shall immediately cease and any amounts then credited to the Participant's Plan Account shall be returned to the Participant, without interest, as soon as practicable thereafter. A Participant whose participation in the Plan has terminated may not rejoin the Plan until the next Offering Period following the date of such termination, subject to the terms and conditions of the Plan.

     8.   Exercise of Option/Purchase of Shares.
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     (a)  Exercise of Option.  On each June 30 and December 31 (or, if such day
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          is not a business day, the next preceding business day) (each an
          "Exercise Date"), each Participant who is then employed by Corvis or a Participating Subsidiary (or who is otherwise eligible to exercise an Option pursuant to paragraph 7(c)) shall be deemed to have exercised his Option with respect to that number of shares of Stock equal to the quotient of (i) the balance in the Participant's Plan Account as of the Exercise Date and (ii) the Exercise Price. For purposes of the Plan, the "Exercise Price" shall be the lesser of (1) 85% of the Fair Market Value of a share of Stock on the Grant Date, or (2) 85% of the Fair Market Value of a share of Stock on the Exercise Date, rounded up to the nearest 1/8 point, but in no event less than the par value of a share of Stock. In the event of overlapping or concurrent Offering Periods, Options shall be exercised in the order granted.

     (b)  Statements.  As soon as practicable after each Exercise Date, a
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          statement shall be delivered to each Participant which shall include the number of shares of Stock purchased on the Exercise Date on behalf of such Participant under the Plan.

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     (c)  Certificates.  When requested by a Participant, a stock certificate
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          for whole shares of Stock purchased by the Participant under the Plan shall be issued in the name of the Participant or, if so specified in the Participant's Election Form, in the Participant's name and the name of another person as joint tenants with right of survivorship or as tenants in common. The value of any fractional shares shall be paid to the Participant in cash.

     (d)  Excess Plan Account Balances. Any amounts remaining in a Participant's
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          Plan Account as of any Exercise Date after the purchase of shares described herein shall remain in the Participant's Plan Account and shall be used as of the next Exercise Date to purchase shares of Stock in accordance with the terms of the Plan; provided, however, that nothing in this paragraph (d) shall affect a Participant's right to cease participation in the Plan in accordance with the terms hereof.

     9.   Miscellaneous.
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     (a)  Compliance with Applicable Laws; Limits on Issuance.  Notwithstanding
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          any other provision of the Plan, Corvis shall have no obligation to issue any shares of Stock under the Plan unless such issuance would comply with all applicable laws and the applicable regulations or requirements of any securities exchange or similar entity. Prior to the issuance of any shares of Stock under the Plan, Corvis may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of the Securities Act of 1933.

     (b)  Transferability.  Neither the right of a Participant to purchase
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          shares of Stock hereunder, nor his Plan Account balance, may be transferred, pledged or assigned by the Participant other than by will or the laws of descent and distribution and his rights hereunder may be exercised during his lifetime only by him.

     (c)  Notices.  Any notice or document required to be filed with the
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          Committee under or with respect to the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee at Corvis' principal executive offices. The Committee may, by advance written notice to affected persons, revise any notice procedure from time to time. Any notice required under the Plan may be waived by the person entitled to notice.

     (d)  Withholding.  All amounts withheld pursuant to the Plan, shares of
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          Stock issued hereunder and any payments pursuant to the Plan are subject to withholding of all applicable taxes and Corvis and its subsidiaries shall have the right to withhold from any payment or distribution of shares or to collect as a condition of any

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          payment or distribution under the Plan, as applicable, any taxes required by law to be withheld. To the extent provided by the Committee, a Participant may elect to have any distribution of shares otherwise required to be made pursuant to the Plan to be withheld or to surrender to Corvis or its subsidiaries shares of Stock already owned by the Participant to fulfill any tax withholding obligation; provided, however, in no event shall the fair market value of the number of shares so withheld (or accepted) exceed the amount necessary to meet the minimum Federal, state and local marginal tax rates then in effect that are applicable to the Participant and to the particular transaction.

     (e)  Limitation of Implied Rights. The Plan does not constitute a contract
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          of employment or continued service and participation in the Plan will not give any employee the right to be retained in the employ of Corvis or any Participating Subsidiary or any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the terms of the Plan. Participation in the Plan by a Participant shall not create any rights in such Participant as a stockholder of Corvis until shares of Stock are registered in the name of the Participant.

     (f)  Evidence.  Evidence required of anyone under the Plan may be by
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          certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     (g)  Gender and Number.  Where the context admits, words in one gender
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          shall include the other gender, words in the singular shall include the plural and the plural shall include the singular.

     (h)  Definition of Fair Market Value. For purposes of the Plan, the "Fair
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          Market Value" of a share of Stock as of any date shall be the closing market composite price for such Stock as reported on the Nasdaq National Market on that date or, if Stock is not traded on that date, on the immediately preceding date on which Stock was traded. In the event that the Stock is not listed for trading on a national exchange or quoted on an inter-dealer quotation system, the Fair Market Value shall be determined by the Committee. Notwithstanding the foregoing, the "Fair Market Value" of a share of Stock for the Grant Date occurring on the Effective Date shall be the per share "Price to Public" shown on the cover page of the final Prospectus filed in connection with Corvis' initial public offering.

     10.  Amendment or Termination of Plan.   The Board may, at any time and in
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any manner, amend, suspend or terminate the Plan or any election outstanding under the Plan; provided, however, that no such amendment shall be made without approval of Corvis' stockholders to the extent such approval would be required under section 423 of the Code, the

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rules of any securities exchange or similar entity on which the Stock is listed or otherwise by applicable law.

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